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                                                                   EXHIBIT 25.09
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                            -------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                   -------------------------------------------
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                     A TRUSTEE PURSUANT TO SECTION 305(b)(2)
                   -------------------------------------------

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                                                      13-4994650
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)

1111 POLARIS PARKWAY
COLUMBUS, OHIO                                                             43271
(Address of principal executive offices)                              (Zip Code)

                               Pauline E. Higgins
                  Vice President and Assistant General Counsel
                    JPMorgan Chase Bank, National Association
                       707 Travis Street, 4th Floor North
                              Houston, Texas 77002
                               Tel: (713) 216-1436
            (Name, address and telephone number of agent for service)
                   -------------------------------------------
                             CITIGROUP CAPITAL XVII
               (Exact name of obligor as specified in its charter)

DELAWARE                                                             APPLIED FOR
(State or other jurisdiction of                                 (I.R.S. employer
incorporation or organization)                               identification No.)

399 PARK AVENUE
NEW YORK, NEW YORK                                                         10043
(Address of principal executive offices)                              (Zip Code)

                   -------------------------------------------
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                           ENHANCED CAPITAL SECURITIES

                       (Title of the indenture securities)

                   -------------------------------------------

                                     GENERAL

Item 1. General Information.

      Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

            Comptroller of the Currency, Washington, D.C.

            Board of Governors of the Federal Reserve System, Washington, D.C., 20551

            Federal Deposit Insurance Corporation, Washington, D.C., 20429.

      (b) Whether it is authorized to exercise corporate trust powers.

            Yes.

Item 2. Affiliations with the Obligor and Guarantors.

      If the obligor or any guarantor is an affiliate of the trustee, describe each such affiliation.

      None.

                                      -2-
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Item 16. List of Exhibits

      List below all exhibits filed as a part of this Statement of Eligibility.

      1. A copy of the Articles of Association of JPMorgan Chase Bank, N.A. (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

      2. A copy of the Certificate of Authority of the Comptroller of the Currency for the trustee to commence business. (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

      3. None, the authority of the trustee to exercise corporate trust powers being contained in the documents described in Exhibits 1 and 2.

      4. A copy of the existing By-Laws of the Trustee. (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

      5.    Not applicable.

      6. The consent of the Trustee required by Section 321(b) of the Act. (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

      7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

      8.    Not applicable.

      9.    Not applicable.

                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, N.A., has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 30th day of August, 2006.

                                            JPMORGAN CHASE BANK, N.A.

                                            By /s/ James D. Heaney
                                               ---------------------------------
                                                 James D. Heaney, Vice President

                                      -3-
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                              Exhibit 7 to Form T-1

                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                            JPMorgan Chase Bank, N.A.
                  of 1111 Polaris Parkway, Columbus, Ohio 43240
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

                       at the close of business March 31,
                   2006, in accordance with a call made by the
                 Federal Reserve Bank of this District pursuant
                  to the provisions of the Federal Reserve Act.

                                                                  DOLLAR AMOUNTS
                         ASSETS                                     IN MILLIONS
Cash and balances due from depository institutions:
  Noninterest-bearing balances and
  currency and coin .............................................        $35,771
  Interest-bearing balances .....................................         11,008
Securities:
Held to maturity securities .....................................             72
Available for sale securities ...................................         55,459
Federal funds sold and securities purchased under
  agreements to resell:
  Federal funds sold in domestic offices ........................         17,813
  Securities purchased under agreements to resell ...............        228,565
Loans and lease financing receivables:
  Loans and leases held for sale ................................         32,025
  Loans and leases, net of unearned income ......................       $381,159
  Less: Allowance for loan and lease losses .....................          5,042
  Loans and leases, net of unearned income and
  allowance .....................................................        376,117
Trading Assets ..................................................        246,732
Premises and fixed assets (including capitalized leases) ........          8,145
Other real estate owned .........................................            388
Investments in unconsolidated subsidiaries and
  associated companies ..........................................          1,620
Intangible assets:
    Goodwill ....................................................         23,681
    Other Intangible assets .....................................         11,704
Other assets ....................................................         44,294
TOTAL ASSETS ....................................................     $1,093,394
                                                                      ==========

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
                       LIABILITIES
Deposits
  In domestic offices .........................................        $417,676
  Noninterest-bearing .........................................        $134,430
  Interest-bearing ............................................         283,246
  In foreign offices, Edge and Agreement
  subsidiaries and IBF's ......................................         163,635
    Noninterest-bearing .......................................          $6,677
  Interest-bearing ............................................         156,958

Federal funds purchased and securities sold under agree-
ments to repurchase:
  Federal funds purchased in domestic offices .................           9,221
  Securities sold under agreements to repurchase ..............         125,094
Trading liabilities ...........................................         137,150
Other borrowed money (includes mortgage indebtedness
  and obligations under capitalized leases) ...................          90,745
Subordinated notes and debentures .............................          18,638
Other liabilities .............................................          41,884
TOTAL LIABILITIES .............................................       1,004,043
Minority Interest in consolidated subsidiaries ................           1,956

                     EQUITY CAPITAL

Perpetual preferred stock and related surplus .................               0
Common stock ..................................................           1,785
Surplus  (exclude all surplus related to preferred stock) .....          59,450
Retained earnings .............................................          27,149
Accumulated other comprehensive income ........................            (989)
Other equity capital components ...............................               0
TOTAL EQUITY CAPITAL ..........................................          87,395
                                                                      1,093,394
TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL ......      ==========

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                        JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in- structions issued by the appropriate Federal regulatory AUTHORITY AND
IS TRUE AND CORRECT.

                                        MICHAEL J. CAVANAGH      )
                                        WILLIAM B. HARRISON , JR.) DIRECTORS
                                        JAMES DIMON              )